UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2020

Smartsheet Inc.
(Exact name of registrant as specified in its charter)

Washington	001-38464	20-2954357
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 NE 8th Street, Suite 1300
Bellevue,	WA
98004
(Address of principal executive offices and zip code)
(844)	324-2360
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, no par value per share	SMAR	The New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Smartsheet Inc. (the “Company”) approved and adopted an amendment and restatement of the Company's 2019 Cash Incentive Plan (as amended and restated, the “Restated Incentive Plan”) in order to expressly allow for payments thereunder to be made in either cash or equity awards. The Restated Incentive Plan provides for either cash bonuses to be paid or equity awards to be granted to eligible employees and executive officers of the Company, including each of the Company’s named executive officers, based upon the achievement of certain performance metrics. Any equity awards earned pursuant to the Restated Incentive Plan will be granted under the Company’s 2018 Equity Incentive Plan, as may be amended from time to time, and any such equity awards may be subject to additional time-based vesting requirements. The Restated Incentive Plan also includes certain technical and clarifying revisions. As of the filing of this Current Report on Form 8-K, neither any cash bonus payments have been paid nor any equity awards have been granted to executive officers pursuant to the Restated Incentive Plan with respect to the performance period ending January 31, 2021.

The foregoing summary and description of the Restated Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Incentive Plan included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.1	Amended and Restated 2019 Cash Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSHEET INC.

		By:	/s/ Jennifer E. Ceran
		Name:	Jennifer E. Ceran
		Title:	Chief Financial Officer & Treasurer

Date:	October 13, 2020